Exhibit 99.1

For Immediate Release	Contact:	Ashley Barrie
561-365-1260
Ashley.Barrie@Carrier.com

Carrier Becomes Independent, Publicly Traded Company,
Begins Trading on New York Stock Exchange
Spin-off complete from United Technologies Corp.

PALM BEACH GARDENS, Fla., April 3, 2020 — Carrier Global Corporation (NYSE: CARR) today debuted as an independent, publicly traded company after successfully completing its separation from United Technologies. Shares of Carrier, a global leader in creating building and refrigeration solutions that matter for people and our planet, will begin “regular-way” trading on the New York Stock Exchange (NYSE) today at market open under the symbol “CARR.”

A leading provider of innovative heating, ventilating and air conditioning (HVAC), refrigeration, and fire & security technologies, Carrier’s products and services are essential for modern life, particularly in today’s global environment. The company has an extensive global footprint with approximately 53,000 employees, offering solutions in more than 160 countries. Carrier has leading positions in critical segments, including North American residential HVAC, commercial HVAC equipment in major markets, global fire detection and suppression, global access controls for security systems, and refrigerated equipment for the North American and European truck trailer and container businesses.

“Against the backdrop of unprecedented global uncertainty, Carrier and its employees remain focused and continue to solve critical challenges – from improving indoor air quality, protecting the world’s food and pharmaceutical supply and keeping people safe and secure. I am honored to lead this fantastic company and now, more than ever, I am incredibly proud of the perseverance and resiliency of our talented workforce,” said Carrier President & CEO Dave Gitlin. “For more than a century, Carrier has been a symbol of excellence, and today, as a standalone company, we have defined our own strategy, vision, culture and priorities. We have an unmatched legacy and look forward to delivering sustainable long-term growth to our shareowners and other stakeholders.”

Strategy

As an independent company, Carrier will have greater focus and enhanced agility based on its own distinct operating priorities and strategies for long-term growth and profitability, including strengthening and growing its core businesses, extending its product range and geographical coverage, and expanding service and digital offerings. The company is well-positioned with strong megatrends driving sustained industry growth, leading positions with significant installed base, a disciplined operating system, and an unwavering commitment to innovation.

Corporate Social Responsibility

Carrier will continue to contribute meaningfully to communities around the world through employee volunteerism and environmentally responsible operations, products and services. Carrier’s recent $3 million, three-year donation to The Nature Conservancy will help cities better prepare for climate change and support the development of online STEM education for children around the world, and is a testament to Carrier’s commitment to environmental leadership.

“We are a world leader in providing energy-efficient solutions for buildings around the world. We are deeply committed to driving a leadership position in sustainable solutions for the planet and for future generations. Strengthening our global community makes us a stronger company, creating shared value for our business and society,” said Gitlin. “As a standalone company, we have the ability to leverage our legacy of industry leadership and sustainability to address the challenges of today and tomorrow while executing our vision and growth strategy.”

Learn more about the new Carrier at www.Corporate.Carrier.com.

About Carrier
Carrier Global Corporation is a leading global provider of innovative heating, ventilating and air conditioning (HVAC), refrigeration, fire, security and building automation technologies. Supported by the iconic Carrier name, the company is committed to making the world safer and more comfortable for generations to come through its industry-leading brands such as Carrier, Kidde, Edwards, LenelS2 and Automated Logic. For more information, visit www.Corporate.Carrier.com or follow us on social media at @Carrier.

Cautionary Statement. This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for Carrier’s future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation from United Technologies. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier following the separation, including the estimated costs associated with the separation and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, Carrier claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Carrier and its businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including the coronavirus and its effects, among other things, on global supply, demand, and distribution disruptions as the coronavirus outbreak continues and results in an increasingly prolonged period of travel, commercial and/or other similar restrictions and limitations), natural disasters and the financial condition of Carrier’s customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, including indebtedness incurred in connection with the separation, and capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Carrier’s capital structure; (5) the timing and scope of future repurchases of Carrier common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in the delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) the anticipated benefits of moving away from diversification and balance of operations across product lines, regions and industries; (10) the outcome of legal proceedings, investigations and other contingencies; (11) pension plan assumptions and future contributions; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. and other countries in which Carrier and its businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which Carrier and its businesses operate; (15) the ability of Carrier to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the separation; (18) a determination by the IRS and other tax authorities that the distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness incurred as a result of financing transactions undertaken in connection with the separation; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed Carrier’s estimates; and (21) the impact of the separation on Carrier’s business and Carrier’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier’s registration statement on Form 10 and the reports of Carrier on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

# # #